Exhibit 99.1
KBR Unveils Repeatable Growth Model and Medium-term Financial Targets
Ahead of Today’s Investor Day

•Focused: Positioned in markets with structural long-term demand
•Repeatable: Projecting 10%+ organic revenue CAGR through 2029E, excluding megaprojects
•Profitable: Targeting growth that converts to value through strong margins, cash generation and disciplined leverage

HOUSTON, November 11, 2026 – KBR (NYSE: KBR) will host its Investor Day today in New York City. Members of KBR’s leadership team will outline the company’s trajectory following the proposed spin-off of its Mission Technology Solutions business, which is expected to operate as Trinzic, Inc. in 2027. The presentation will include KBR’s strategic vision for the Sustainable Technology Solutions business, proven repeatable growth model, capital allocation framework and medium-term financial targets.

“Today’s Investor Day marks an exciting milestone as we present the next chapter for KBR,” said Stuart Bradie, chair of the KBR Board of Directors, president and CEO. “As we prepare for separation, we are aligning dedicated leadership and capital behind our repeatable model for sustained revenue growth, driven by early access to customer investment decisions, our customer-centric delivery approach and scalable execution. We believe our sharpened strategic focus, attractive end-market exposure and capital-light business model provide a powerful foundation for profitable growth, strong cash generation and long-term shareholder value creation.”

Investor Day Themes and Strategic Framework
The event theme, “Focused on what the future demands,” reflects how long-term investment in energy security and transition, infrastructure productivity and resilience, and food and fertilizer security is creating demand for KBR’s technology, advisory and delivery expertise. The presentation will highlight KBR’s repeatable growth model for turning this demand into profitable growth and strong cash generation:
•Early Access: Shaping Decisions and Creating Opportunity
oProven credibility earns earlier access, giving KBR insight into customer needs before scope is defined and creating opportunities to shape solutions and expand what comes next.

1 As used throughout this release, adjusted EBITDA margin and free cash flow conversion are non-GAAP financial measures.  See additional information at the end of this release regarding non-GAAP financial information, including why reconciliations of these forward-looking measures to the most directly comparable GAAP measures are not provided.

•Customer Platforms: Expanding Relationships and Growth Opportunities
oDeep customer relationships and differentiated expertise provide a foundation to address evolving needs, earn a broader role with customers, and drive repeat business and long-term growth.

•Scalable Execution: Delivering Profitable Growth
oLocal accountability, global expertise, proven knowledge and technology-enabled efficiency enable delivery at scale while maintaining quality, consistency and commercial discipline.

The model is supported by approximately $5.8 billion in backlog as of the third quarter of 2026, a $54 billion qualified opportunity pipeline, and a customer base that generates more than 75% of revenue from existing relationships. Together, these factors provide visibility into potential future demand and demonstrate KBR’s ability to earn repeat business and expand customer relationships over time.

Medium-term Financial Targets
The medium-term financial targets for KBR as a standalone business reflect a focus on profitable growth and strong cash generation:

•Organic Revenue CAGR (2026E–2029E): 10%+
•Adjusted EBITDA Margin1 (2027E–2029E): 12%+
•Free Cash Flow Conversion1 (2027E-2029E): 85%+

These targets exclude contributions from megaprojects (greater than $1 billion in KBR scope) and future capital deployment opportunities, reflect current objectives rather than guidance, and are not guarantees of future performance.

Capital Allocation Framework
KBR’s capital allocation framework prioritizes investment in the core business, disciplined strategic M&A and shareholder returns, while targeting net leverage below 2.5 times trailing-twelve-month adjusted EBITDA, including M&A deployment.

Event Details and Presentation Materials
KBR’s Investor Day will begin today at 9 a.m. Eastern Time. In connection with the Investor Day presentation, accompanying presentation slides, which provide additional information on KBR’s strategy and medium-term financial targets, are now available at futuredemands.kbr.com/KBR-Investor-Day-Presentation and through the Investor Relations section of KBR’s website at investors.kbr.com. The live webcast can be accessed here: KBR Investor Day - webinar.net. A replay will be available through the same link shortly after the event concludes.

1 As used throughout this release, adjusted EBITDA margin and free cash flow conversion are non-GAAP financial measures.  See additional information at the end of this release regarding non-GAAP financial information, including why reconciliations of these forward-looking measures to the most directly comparable GAAP measures are not provided.

About KBR
KBR is a global technology and services company helping customers solve complex challenges across energy, industrial and critical infrastructure, and food and agriculture markets. Combining differentiated technology, engineering and operational expertise, and global delivery capabilities, KBR works across the asset lifecycle to help customers shape investments, deliver projects, and optimize operations. With approximately 16,000 employees across more than 30 countries, KBR is focused on delivering better outcomes for customers in markets critical to the world’s future.

Non-GAAP Financial Information
This press release includes certain non-GAAP financial measures. Because not all companies calculate non-GAAP financial measures identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Further, such non-GAAP financial information should not be considered superior to, as a substitute for or as an alternative to the historical financial information of the company, if any, prepared in accordance with GAAP.

Adjusted EBITDA Margin and Free Cash Flow Conversion
Adjusted EBITDA margin and free cash flow conversion are considered non-GAAP financial measures under SEC rules. Adjusted EBITDA is defined as Net income (loss) attributable to KBR, plus Net (income) loss from discontinued operations, net of tax; less Net income (loss) attributable to noncontrolling interest included in discontinued operations; less Interest expense; Other non-operating expense (income); Provision for income taxes; Depreciation and amortization (D&A); and certain discrete items as identified by Management to be non-recurring in nature. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenues. Management believes adjusted EBITDA and adjusted EBITDA margin affords investors a view of what management considers KBR's core performance.

Free cash flow is calculated as cash flows provided by operating activities less capital expenditures, and free cash flow conversion is calculated as free cash flow divided by adjusted net income. Management believes free cash flow conversion affords investors useful information regarding KBR’s cash generation and its ability to convert earnings into cash.

The Company does not provide a reconciliation of adjusted EBITDA and free cash flow conversion to the most comparable GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, capital expenditures, and acquisition-related expenses without unreasonable effort, which could be material to the Company's results computed in accordance with GAAP.

1 As used throughout this release, adjusted EBITDA margin and free cash flow conversion are non-GAAP financial measures.  See additional information at the end of this release regarding non-GAAP financial information, including why reconciliations of these forward-looking measures to the most directly comparable GAAP measures are not provided.

Forward-Looking Statements
This release contains forward-looking statements regarding our plans, including the proposed separation of the Mission Technology Solutions business into an independent, publicly traded company, Trinzic, and our objectives, goals, strategies, investments, capital deployment, risk profile, program activity, backlog information, returns, capital requirements, future events, future financial performance, future demand expectations and other information that is not historical. When used in this release, the words “estimates,” “expects,” “anticipates,” “potential,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “targets” or future or conditional verbs such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that are difficult to predict, and which could cause actual results to differ materially from the forward-looking statements contained in this release. Our most recently filed Annual Report on Form 10-K, any subsequent Form 10-Qs and 8-Ks and other U.S. Securities and Exchange Commission filings discuss some of the important risk factors that the company has identified that may affect its business, results of operations and financial condition.

The proposed spin-off is currently targeted to be completed on January 4, 2027, subject to final approval by KBR’s board of directors and other customary conditions. The medium-term targets reflect our current objectives and do not constitute guidance. Forward-looking statements, including these targets, are not guarantees of future performance, and actual results and future developments may differ materially and adversely from those expressed or implied by such statements. The forward-looking statements in this release speak only as of the day of this release. Except as required by law, KBR undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

For further information, please contact:

Investor Relations: Rachael Goldwait Vice President, Investor Relations 713-753-4634 Investors@kbr.com	Media Relations: Caitlin Gardner Director, Global Communications 713-753-3800 Mediarelations@kbr.com

1 As used throughout this release, adjusted EBITDA margin and free cash flow conversion are non-GAAP financial measures.  See additional information at the end of this release regarding non-GAAP financial information, including why reconciliations of these forward-looking measures to the most directly comparable GAAP measures are not provided.